
Month                         June-00
Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Jun-00
Current Calculation Date      9-Jun-00
Previous Payment Date         15-May-00
Previous Calculation Date     9-May-00
--------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

--------------------------------------------------------------------------------------------

                                   Prior         Deposits     Withdrawals     Balance on
                                  Balance                                    Calculation Date
                                 9-May-00                                      9-Jun-00
--------------------------------------------------------------------------------------------
Expense Account                  1,570,774.00   5,777,995.85  (6,638,386.14)      710,383.71
Collection Account              16,680,612.72  24,851,183.05 (18,680,612.72)   22,851,183.05
Aircraft Purchase Account           98,201.37                    (98,201.37)               -
Liquidity Reserve cash balance  40,145,203.00   1,640,000.00             -     41,785,203.00
--------------------------------------------------------------------------------------------
Total                           58,494,791.09  32,269,178.90 (25,417,200.23)   65,346,769.76
--------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    1,570,774.00
Transfer from Collection Account on previous Payment Date                       3,665,025.75
Permitted Aircraft Accrual                                                                 -
Interim Transfer from Collection Account                                        2,000,000.00
Transfers from Aircraft Purchase Account                                           98,201.37
Interest Income                                                                    14,768.73
Balance on current Calculation Date
 - Payments on previous payment date                                             (737,739.13)
 - Interim payments                                                            (5,900,647.01)
 - Other
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               710,383.71
--------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

--------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   16,680,612.72
Collections during period
 - Lease rentals                                                               21,414,215.85
 - Maintenance reserves                                                         2,438,329.32
 - Other leasing income                                                           720,208.63
 - Interest income                                                                278,429.25
 - Interim transfer to Expense A/C                                             (2,000,000.00)
Transfers from Aircraft Purchase Account
Drawings under Credit or Liquidity Enhancement Facilities                                  -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                     -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                     (3,665,025.75)
 - Permitted Aircraft Modifications                                                       -
Net Swap payments on previous Payment Date                                       (798,566.66)
Aggregate Note Payments on previous Payment Date                              (12,217,020.31)
--------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            22,851,183.05
--------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               30,000,000.00
Cash Held
 - Accrued Expenses                                              710,383.71
 - Security Deposits                                          11,785,203.00    12,495,586.71
Morgan Stanley Facility                                                        30,000,000.00
ILFC Facility
   - Letter of Credit                                        20,000,000.00
   -Security Deposits                                         26,954,039.00    46,954,039.00
                                                                           -----------------
Liquidity Reserve Amount                                                      119,449,625.71
                                                                           -----------------

Minimum Liquidity Reserve Amount                                               30,000,000.00

--------------------------------------------------------------------------------------------



                                  Page 1 of 7


Current Payment Date                   15-Jun-00
Current Calculation Date               9-Jun-00
Previous Payment Date                  15-May-00
Previous Calculation Date              9-May-00
--------------------------------------------------------------------------------------------

Balance in Collection Account                                                  22,851,183.05
Liquidity Reserve Amount                                                      119,449,625.71
                                                                              ---------------
Available Collections                                                         142,300,808.76
                                                                              ===============

3. Analysis of Collection Account Activity (Continued)
--------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                            2,827,476.50
(II)  a)     Class A Interest but excluding Step-up                             8,425,780.12
      b)     Swap Payments other than subordinated swap payments                  101,180.56
(iii) a)     Repayment of Primary Eligible Credit Facilities                               -
      b)     First Collection Account top-up (Minimum liquidity
               reserve $30 m)                                                  30,000,000.00
(iv)         Class A Minimum principal payment                                    938,895.27
(v)          Class B Interest                                                   1,036,173.70
(vi)         Class B Minimum principal payment                                    447,246.86
(vii)        Class C Interest                                                   1,013,735.00
(viii)       Class C Minimum principal payment                                             -
(ix)         Class D Interest                                                     797,500.00
(x)          Class D Minimum principal payment                                             -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and
               Morgan Stanley Facilities)
      b)     Second collection account top-up                                  89,449,625.71
(xii)        Class A Scheduled principal                                          667,605.43
(xiii)       Class B Scheduled principal                                          114,170.50
(xiv)        Class C Scheduled principal                                           60,000.00
(xv)         Class D Scheduled principal                                                   -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                              -
(xviii)      Beneficial interest                                                           -
(xix)        Class A Supplemental principal                                     6,421,419.11
(xx)         Class B Supplemental principal                                                -
(xxi)        Class D Redemption Price                                                      -
(xxii)       Class C Redemption Price                                                      -
(xxiii)      Class B Redemption Price                                                      -
(xxiv)       Class A Redemption Price                                                      -
(xxv)        Subordinated Swap payments                                                    -
(xxvi)       all remaining amounts to holders of Beneficial
               interests
             Total Payments with respect to Payment Date                      142,300,808.76
             less collection Account Top Ups (iii) (b) and
               (xi) (b) above                                                 119,449,625.71
                                                                              ---------------
                                                                               22,851,183.05
                                                                              ===============

---------------------------------------------------------------------------------------------


Current Payment Date                    15-Jun-00
Current Calculation Date                9-Jun-00
Previous Payment Date                   15-May-00
Previous Calculation Date               9-May-00
---------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

---------------------------------------------------------------------------------------------------------------------

                                          Subclass       Subclass       Subclass        Subclass           Total
Floating Rate Notes                         A-2            A-3             A-4             A-5            Class A

---------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                             6.52250%       6.52250%       6.52250%        6.52250%
Applicable Margin                             0.3500%        0.5200%        0.5400%         0.5800%
Applicable Interest Rate                     6.87250%       7.04250%       7.06250%        7.10250%
Day Count                                    Act/360        Act/360        Act/360         Act/360
Actual Number of Days                             31             31             31              31
Interest Amount Payable                 1,322,243.03   3,517,337.50   1,216,319.44    2,369,880.14
Step-up Interest Amount Payable              NA             NA            NA              NA
=====================================================================================================================
Total Interest Paid                     1,322,243.03   3,517,337.50   1,216,319.44    2,369,880.14       8,425,780.12
---------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                15-Sep-05      15-Mar-02      15-Mar-03       15-Jun-08
Excess Amortisation Date                   15-Apr-98      15-Mar-02      15-Mar-03       15-Apr-00
---------------------------------------------------------------------------------------------------------------------
Original Balance                      340,000,000.00 580,000,000.00 200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance 223,427,870.33 580,000,000.00 200,000,000.00  387,485,937.63   1,390,913,807.96
---------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                          80.38%        100.00%        100.00%         100.00%
Pool Factors                                   71.05%        100.00%        100.00%          95.51%
---------------------------------------------------------------------------------------------------------------------
Extension Amount                                   -              -              -               -
Pool Factor Amount                                 -              -              -    5,445,937.63
Surplus Amortisation                      952,795.04              -              -    1,629,187.15
---------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       952,795.04              -              -    7,075,124.78       8,027,919.82
---------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
---------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance 222,475,075.29 580,000,000.00 200,000,000.00  380,410,812.85   1,382,885,888.14
=====================================================================================================================


---------------------------------------------------------------------------------
                                           Subclass      Subclass         Total
Floating Rate Notes                          B-1           B-2           Class B
----------------------------------------------------------------------------------
Applicable LIBOR                             6.5225%         6.5225%
Applicable Margin                            0.6500%         1.0500%
Applicable Interest Rate                    7.17250%        7.57250%
Day Count                                    Act/360        Act/360
Actual Number of Days                            31              31
Interest Amount Payable                  547,116.41      489,057.29
Step-up Interest Amount Payable              NA              NA
----------------------------------------------------------------------------------
Total Interest Paid                      547,116.41      489,057.29   1,036,173.70
----------------------------------------------------------------------------------

Expected Final Payment Date                15-Mar-13     15-Mar-07
Excess Amortisation Date                   15-Apr-98     15-Mar-07
----------------------------------------------------------------------------------
Original Balance                     100,000,000.00  75,000,000.00
Opening Outstanding Principal Balance 88,582,919.01   75,000,000.00 163,582,919.01
----------------------------------------------------------------------------------
Extended Pool Factors                          95.10%        100.00%
Pool Factors                                   91.10%        100.00%
----------------------------------------------------------------------------------
Extension Amount                                   -             -
Pool Factor Amount                                 -             -
Surplus Amortisation                      561,417.36             -
----------------------------------------------------------------------------------
Total Principal Distribution Amount       561,417.36              -     561,417.36
----------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------
Closing Outstanding Principal Balance 88,021,501.65   75,000,000.00 163,021,501.65
==================================================================================

-----------------------------------------------------------------------------------               --------------
                                          Subclass       Subclass        Total                        Subclass
Fixed Rate Notes                             C-1            C-2         Class C                          D-1

-----------------------------------------------------------------------------------               --------------
Applicable Interest Rate                     6.90000%       9.60000%                                     8.70000%
Day count                                     30/360         30/360                                       30/360
Number of Days                                    30             30                                           30
Interest Amount Payable                   573,735.00     440,000.00                                   797,500.00
-----------------------------------------------------------------------------------               --------------
Total Interest Paid                       573,735.00     440,000.00    1,013,735.00                   797,500.00
-----------------------------------------------------------------------------------               --------------
Expected Final Payment Date                15-Mar-13    15-Oct-16                                      15-Mar-14
Excess Amortisation Date                   15-Mar-13    15-Oct-16                                      15-Mar-10
Original Balance                      100,000,000.00  55,000,000.00                               110,000,000.00
Opening Outstanding Principal Balance  99,780,000.00  55,000,000.00  154,780,000.00               110,000,000.00
-----------------------------------------------------------------------------------               --------------
Extended Pool Factors                         100.00%        100.00%                                      100.00%
Expected Pool Factors                          99.72%        100.00%                                      100.00%
----------------------------------------------------------------------------------               --------------
Extended Amount                                    -              -                                            -
Expected Pool Factor Amount                60,000.00              -                                            -
Surplus Amortisation                               -              -
-----------------------------------------------------------------------------------               --------------
Total Principal Distribution Amount        60,000.00              -       60,000.00                            -
-----------------------------------------------------------------------------------               --------------
Redemption Amount                                  -              -                                            -
- amount allocable to principal                    -              -                                            -
- amount allocable to premium                      -              -                                            -
-----------------------------------------------------------------------------------               --------------
Closing Outstanding Principal Balance  99,720,000.00  55,000,000.00  154,720,000.00               110,000,000.00
================================================================================================================


                                  Page 3 of 7


Current Payment Date                           15-Jun-00
Current Calculation Date                        9-Jun-00
Previous Payment Date                          15-May-00
Previous Calculation Date                       9-May-00
----------------------------------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period               15-Jun-00
End of Interest Accrual Period                 17-Jul-00
Reference Date                                 13-Jul-00

----------------------------------------------------------------------------------------------------------------------------

                                                A-2           A-3          A-4          A-5         B-1           B-2

----------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                6.65125%      6.65125%     6.65125%    6.65125%     6.65125%       6.65125%
Applicable Margin                                0.3500%       0.5200%      0.5400%     0.5800%      0.6500%        1.0500%
Applicable Interest Rate                         7.0013%       7.1713%      7.1913%     7.2313%      7.3013%        7.7013%
Actual Pool Factor                                65.43%       100.00%      100.00%      95.10%       88.02%        100.00%
===========================================================================================================================

Fixed Rate Notes                                C-1           C-2          D-1

-----------------------------------------------------------------------------------

Actual Pool Factor                                99.72%       100.00%      100.00%
===================================================================================

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

---------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                         A-2           A-3          A-4          A-5         B-1           B-2

---------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance          65,714.08    100,000.00   100,000.00   96,871.48    88,582.92     100,000.00
Total Principal Payments                          280.23             -            -    1,768.78       561.42              -
Closing Outstanding Principal Balance          65,433.85    100,000.00   100,000.00   95,102.70    88,021.50     100,000.00

Total Interest                                    388.90        606.44       608.16      592.47       547.12         652.08
Total Premium                                     0.0000%       0.0000%      0.0000%     0.0000%      0.0000%        0.0000%
===========================================================================================================================

(b) Fixed Rate Notes                            C-1           C-2          D-1

-----------------------------------------------------------------------------------

Opening Outstanding Principal Balance          99,780.00    100,000.00   100,000.00
Total Principal Payments                           60.00             -            -
Closing Outstanding Principal Balance          99,720.00    100,000.00   100,000.00

Total Interest                                    573.74        800.00       725.00
Total Premium                                          -             -            -
===================================================================================

Cumulative performance to Date - March 15, 2000 to June 15, 2000


                                                                             All amounts in                   Dollar amounts
                                                                          millions of US dollars          expressed as a percentage
                                                                         unless otherwise stated        2000 Base Case Lease Rentals
------------------------------------------------------------------------------------------------------------------------------------
                                   Mar-00  Apr-00  May-00   Jun-00        Cummlative to Date               Cummlative to Date
                                                                    Actual    Basecase    Variance  Actual    BaseCase   Variance
------------------------------------------------------------------------------------------------------------------------------------

         CASH COLLECTIONS
 [1]     Lease Rentals                       26.3    18.2     22.7   67.2       67.2         0.0      100.1%     100.0%      0.0%
 [2]       - Renegotiated Leases                                                   -           -        0.0%
 [3]       - Rental Resets                   (0.1)    0.0     (0.1)                -           -        0.1%
                                 ---------------------------------------------------------------------------------------------------
 [4] S[1]...Contracted Lease Rentals         26.3    18.1     22.7   67.1       67.2        (0.0)      99.9%     100.0%       0.0%
 [5]     Movement in Current Arrears
          Balance                            (1.7)   (0.5)    (0.5) (2.7)          -        (2.7)      -4.0%                 -4.0%

         less Net Stress-related Costs

 [6]      - Bad debts                                                   -          -           -        0.0%                  0.0%
 [7]      - Security deposits drawn down                                -                      -        0.0%                  0.0%
 [8]      - Capitalised arrears                                         -                      -        0.0%                  0.0%
 [9]      - AOG                              (0.4)   (0.3)    (0.8)  (1.5)                  (1.5)      -2.2%                 -2.2%
[10]      - Other Leasing Income                -    (0.6)     0.7    0.1                    1.0        0.2%                  0.2%
                                 ---------------------------------------------------------------------------------------------------
[12] S[6]...sub-total                        (0.4)   (1.0)    (0.2)  (1.6)      (3.0)        1.5       -2.3%      -4.5%       2.2%

[13] [4]+[5]+[12]Net Lease Rentals           24.2    16.6     22.1   62.9       64.1        (1.3)      93.6%      95.5%      -1.9%

[14]     Interest Earned                      0.2     0.3      0.3    0.8        0.6         0.2        1.2%       0.9%       0.3%
         Maintenance Receipts                 1.9     2.1      2.4    6.4          -         6.4        9.6%       0.0%       9.6%
         Maintenance Payments                (0.1)   (5.2)    (3.4)  (8.7)         -         8.7      -13.0%       0.0%     -13.0%
                                 ---------------------------------------------------------------------------------------------------
[15]     Net Maintenance                      1.8    (3.1)    (1.0)  (2.3)         -         (2.3)     -3.4%       0.0%      -3.4%

[16]S[13]Total Cash Collections              26.3    13.8     21.3   61.3       64.7        64.7       91.3%      96.4%      -5.1%
                                 ---------------------------------------------------------------------------------------------------

         CASH EXPENSES
         Aircraft Operating Expenses
[17]      - Insurance                        (0.2)   (0.1)           (0.3)                             -0.4%                 -0.4%
[18]      - Re-leasing and other overheads   (0.1)            (0.5)  (0.6)                             -0.8%                 -0.8%
                                 ---------------------------------------------------------------------------------------------------
[19][17]+[18] subtotal                       (0.3)   (0.1)    (0.5)  (0.9)      (0.5)       (0.5)      -1.3%      -0.8%      -0.5%

         SG&A Expenses
[20]     Aircraft Servicer Fees                                                    -
          - Base Fee                         (0.2)   (0.2)    (0.2)   0.6)                             -0.9%       0.0%      -0.9%
          - Rent Collected Fee               (0.3)   (0.2)    (0.3)   0.8)                             -1.2%       0.0%      -1.2%
          - Rent Contracted Fee              (0.2)   (0.2)    (0.2)  (0.6)                             -0.9%       0.0%      -0.9%
          - Incentive Fee                       -       -        -      -                               0.0%       0.0%       0.0%
                                 -------------------------------------------------------------------------------------------------
[21][20] sub-total                           (0.7)   (0.6)    (0.7)  (2.0)      (2.3)        0.3       -3.0%      -3.4%       0.4%
[22]     Other Servicer Fees                 (0.8)   (0.1)    (0.1)  (1.0)      (0.5)       (0.3)      -1.5%      -0.8%      -0.7%
[23][21]+[22] subtotal                       (1.5)   (0.7)    (0.8)  (3.0)      (2.8)        0.0       -4.5%      -4.2%      -0.3%
                                                                                  -
[24][19]+[23] Total Cash Expenses            (1.8)   (0.8)    (1.3)  (3.9)      (3.4)       (0.3)      -5.7%      -5.0%      -0.7%
                                 ---------------------------------------------------------------------------------------------------

         NET CASH COLLECTIONS--
[25][16] Total Cash Collections              26.3    13.8     21.3   61.3       64.7        (3.4)      91.3%      96.4%      -5.1%
[26][24] Total Cash Expenses                 (1.8)   (0.8)    (1.3)  (3.9)      (3.4)       (1.0)      -5.7%      -5.0%      -0.7%
[27]     Interest Payments                  (11.3)   (9.8)   (11.3) (32.4)     (31.4)       (1.0)     -48.2%     -46.8%      -1.5%
[28]     Swap Payments                       (0.6)   (0.8)    (0.1)            (1.5)        (2.5)      -2.2%      -3.8%       1.5%
[29]     Exceptional Item                                               -                      -        0.0%       0.0%       0.0%
                                 ---------------------------------------------------------------------------------------------------
[30]S[25]..[29]TOTAL                         12.6     2.4      8.7   23.6       27.5        (3.9)      35.1%      40.9%      -5.8%
                                 ==========================================================---======================================
    [31]     PRINCIPAL PAYMENTS
            subclass A2                       1.1     0.1      1.0    2.2        4.3         (2.2)      3.2%       6.4%      -3.2%
            subclass A3                                          -      -          -           -        0.0%       0.0%       0.0%
            subclass A4                                          -      -          -           -        0.0%       0.0%       0.0%
            subclass A5                      10.9     1.6      7.1   19.6       21.3        (1.8)      29.1%      31.8%      -2.6%
            subclass B1                       0.6     0.6      0.6    1.8        1.7         0.1        2.6%       2.5%       0.1%
            subclass B2                                          -      -          -           -        0.0%       0.0%       0.0%
            subclass C1                         -     0.1      0.1    0.1        0.2        (0.1)       0.2%       0.2%      -0.1%
            subclass C2                                          -      -                      -        0.0%       0.0%       0.0%
            subclass D1                                          -      -          -           -        0.0%       0.0%       0.0%
                                 ---------------------------------------------------------------------------------------------------
            Total                            12.6     2.4      8.6   23.6       27.5        (3.9)      35.1%      40.9%      -5.8%
                                 ===================================================================================================
            Debt Balances
            subclass A2            224.7    223.5   223.4    222.5   222.5     220.4     2.1
            subclass A3            580.0    580.0   580.0    580.0   580.0     580.0       -
            subclass A4            200.0    200.0   200.0    200.0   200.0     200.0       -
            subclass A5            400.0    389.1   387.5    380.4   380.4     378.7     1.8
            subclass B1             89.7     89.1    88.5     88.0    88.0      88.0       -
            subclass B2             75.0     75.0    75.0     75.0    75.0      75.0       -
            subclass C1             99.9     99.8    99.8     99.7    99.7      99.7       -
            subclass C2             55.0     55.0    55.0     55.0    55.0      55.0       -
            subclass D1            110.0    110.0   110.0    110.0   110.0     110.0       -
                                 ------------------------------------------------------------
            TOTAL                1,834.3  1,821.5 1,819.2  1,810.5 1,810.5   1,806.8     3.9
                                 ------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
     Note:            Report Line Name               Description
--------------------------------------------------------------------------------------------------------------------------------

                 CASH COLLECTIONS
 [1]              Lease Rentals                      Assumptions per the March 1998 Prospectus
 [2]              - Renegotiated Leases              Change in contracted rental cash flow caused by a renegotiated lease
 [3]              - Rental Resets                    Re-leasing events where new lease rate deviated from the 1998 Base Case
[4] S [1]....[3] Contracted Lease Rentals             Current Contracted Lease Rentals due as at the latest Calculation Date

[5]             Movement in Current Arrears          Current contracted lease rentals not received as at the latest
                                                     Calculation Date, excluding Bad debts

                 less Net Stress related Costs
 [6]              - Bad debts                        Arrears owed by former lessees and deemed irrecoverable.
 [7]              - Capitalised arrears              Current arrears that have been capitalised and restructured as a
                                                     Note Payable.
 [8]              - Security deposits drawn down     Security deposits received following a lesse default
 [9]              - AOG                              Lost of rental ldue to an aircraft being off-lease and non-revenue earning
[10]              - Other Leasing Income             Includes lease termination payments, rental
                                                     guarantees and late payments charges
[11]             - Repossession                      Legal and technical costs incurred in repossessing aircraft.
[12] S[6]..[11]  sub-total

[13] 4]+[5]+[12] Net Lease Rentals                   Contracted Lease Rentals less Movement in Current Arrears Balance and
                                                     Net Stress related costs

[14]             Interest Earned                     Interest earned on monthly cash balances
[15]             Net Maintenance                     Maintenance Revenue Reserve received less and reimbursements to lessees.
[16] S[13]..[15] Total Cash Collections              Net Lease Rentals + Interest Earned + Net Maintenance

--------------------------------------------------------------------------------------------------------------------------------

                 CASH EXPENSES
                 Aircraft Operating Expenses         All operational costs related to the leasing of aircraft.
[17]              - Insurance                        Premium for contingent insurance policies
[18]              - Re-leasing and other             Costs associated transferring an aircraft from one lessee to another
[19]  [17]+[18]  subtotal

                 SG&A Expenses
[20]             Aircraft Servicer Fees              Monthly and annual fees paid to Aircraft Servicer
                  - Base Fee                         Fixed amount per month per aircraft
                  - Rent Contracted Fee              1.00% of rental contracted for the month
                  - Rent Collected Fee               1.25% of rental received for the month
                  - Incentive Fee                    Annual fee paid to Servicer for performance above an annually agreed target
[21]     [20]    subtotal
[22]             Other Servicer Fees                 Administrative Agent, trustee and professional fees paid to other service providers.
[23]  [21]+[22]  subtotal

[24]  [19]+[23]  Total Cash Expenses                 Aircraft Operating Expenses + SG&A Expenses

--------------------------------------------------------------------------------------------------------------------------------

                 NET CASH COLLECTIONS
[25]     [16]    Total Cash Collections              line 16 above
[26]     [24]    Total Cash Expenses                 line 24 above
[27]             Interest Payments                   Interest paid on all outstanding debt
[28]             Swap payments                       Net swap payments (paid) /received
[29]             Proceeds from Aircraft Sale         Proceeds, net of fees and expenses, from the sale of aircraft
[30] S[25]..[29] Exceptional Items                   Includes adjustment for aircraft included in the 1998 Basecase but not acquired by MSAF
                 TOTAL
--------------------------------------------------------------------------------------------------------------------------------
[31]

                        MORGAN STANLEY AIRCRAFT FINANCE
         all amounts in millions of US dollars unless otherwise stated


---------------------------------------------------------------------------------------
         Coverage Ratios                                                       2000
                                 Closing           Actual                     Base Case
---------------------------------------------------------------------------------------
         Net Cash Collections                          23.6                     27.4
         Add Back Interest                             32.4                     31.4
         Add Back Swap Payments                         1.5                      2.5
a        Net Cash Collections                          57.5                     61.4

b        Swaps                                          1.5                      2.5
c        Class A Interest                              24.0                     23.1
d        Class A Minimum                                5.6                      4.8
e        Class B Interest                               3.0                      2.9
f        Class B Minimum                                1.4                      1.4
g        Class C Interest                               3.0                      3.0
h        Class C Minimum                                  -                        -
i        Class D Interest                               2.4                      2.4
j        Class D Minimum                                  -                        -
k        Class A Scheduled                              1.2                      0.1
l        Class B Scheduled                              0.2                      0.2
m        Class C Scheduled                              0.2                      0.2
n        Class D Scheduled                                -                        -
o        Permited Aircraft Modifications                                           -
p        Class A Supplemental                          15.0                     20.7
                                                 ------------------------------------
         Total                                         57.5                     61.4
                                                 ------------------------------------

  [1]    Interest Coverage Ratio
         Class A                                       2.25                     2.40
         Class B                                       1.69                     1.84
         Class C                                       1.49                     1.63
         Class D                                       1.41                     1.53

  [2]    Debt Coverage Ratio
         Class A                                       1.36                     1.52
         Class B                                       1.36                     1.52
         Class C                                       1.36                     1.52
         Class D                                       1.36                     1.52


         Loan-to-Value Ratios

                                   2000 Base Case       Actual              2000 Base Case
                                     15-Mar-00         15-Jun-00              15-Jun-00
                                -----------------  -------------         ----------------------
  [3]    Assumed Portfolio          2,000.9           1,980.2                  1,980.2
         Value
  [4]    Adjusted Portfolio Value
         Liquidity Reserve Amount
         Cash                          30.0              30.0                     30.0
           - Accrued Expenses           6.1               2.7                      2.7
           - Security Deposits          7.1              11.8                     11.8
                                    --------       -----------           --------------
         subtotal cash                 43.2              44.5                     44.5
          Letters of Credit            82.1              77.0                     82.1
         Total Liquidity              125.3             121.5                    126.6
         Reserve                    --------       -----------           --------------
  [5]    Total Asset Value          2,126.2           2,101.7                  2,106.8


         Note Balance
         Class A                    1,404.7  66.1%    1,382.9      65.8%       1,379.0      65.5%

         Class B                      164.7  73.8%      163.0      73.6%         163.0      73.2%

         Class C                      154.9  81.1%      154.7      80.9%         154.7      80.5%

         Class D                      110.0  86.3%      110.0      86.1%         110.0      85.8%
                                    -------          --------                ---------
         Total                      1,834.3           1,810.6                  1,806.7

----------
[1] Interest Coverage Ratio is equal to Net Cash Collections, before Interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

     The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.